UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2019

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Investment Technology Group, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) on January 24, 2019.  A brief description of the matters voted upon at the Special Meeting and the results of the voting on such matters is set forth below.  At the Special Meeting, there were present, in person or by proxy, 25,947,516 shares of the Company’s common stock representing a majority of the 33,072,056 shares of the Company’s common stock outstanding and entitled to vote.  This constituted a quorum for all matters to be presented at the Special Meeting.

Proposal 1:  A proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 6, 2018, as it may be amended from time to time, by and among the Company, Virtu Financial, Inc. (“Virtu”) and Impala Merger Sub, Inc., an indirect wholly owned subsidiary of Virtu (“Merger Sub”), pursuant to which, subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Virtu, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,751,562	14,352	181,602	0

Proposal 2:  A proposal to approve, on a non-binding, advisory basis, the compensation that certain executive officers of the Company may receive in connection with the Merger pursuant to agreements or arrangements with the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,790,611	889,691	267,214	0

Proposal 3:  A proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the proposal to adopt the Merger Agreement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,610,117	1,216,944	120,455	0

The adjournment proposal (Proposal 3) was rendered moot in light of the approval of the proposal to adopt the Merger Agreement (Proposal 1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Date: January 24, 2019	By:	/s/ Steven R. Vigliotti
Steven R. Vigliotti
Chief Financial Officer and Chief Administrative Officer and Duly Authorized Signatory of Registrant